Employee Benefits	12 Months Ended
Dec. 31, 2012
Employee Benefits
10.	EMPLOYEE BENEFITS

The full-time employees of the Company’s subsidiaries and VIE subsidiaries that are incorporated in the PRC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance, pension benefits and housing fund. These companies are required to contribute to these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations and charge the amount contributed to these benefits to the consolidated statements of operations and comprehensive income. The total amounts charged to the consolidated statements of operations and comprehensive income for such employee benefits amounted to RMB64,684, RMB83,985 and RMB100,219 for the years ended December 31, 2010, 2011 and 2012, respectively. The PRC government is responsible for the welfare and medical benefits and ultimate pension liability to these employees.